Exhibit 10.39

CONFIDENTIAL TREATMENT REQUESTED

Confidential material has been separately filed with the Securities and Exchange Commission under an application for confidential treatment.  Terms for which confidential treatment has been requested have been omitted and marked with an asterisk [*]

SUPPLEMENTAL CONFIRMATION

November 21, 2011

To:           Dollar Tree, Inc.
500 Volvo Parkway
Chesapeake, VA 23320
Attn:           Roger Dean, VP – Treasurer
    Shawnta Totten, VP – Governance and Corporate Counsel
Facsimile: 757-321-5111

From:	Wells Fargo Securities, LLC, solely as agent (the “Agent”)
of Wells Fargo Bank, National Association
375 Park Avenue
New York, NY 10152
Attn: Derivatives Structuring Group
Telephone: 212-214-6101
Facsimile: 212-214-5913

Re:	Issuer Share Forward Transaction

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, National Association (“Wells Fargo”) and Dollar Tree, Inc. (“Counterparty” and together with Wells Fargo, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Wells Fargo and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of November 21, 2011 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	November 21, 2011

Hedge Completion Date:	As set forth in the Trade Notification, but in no event later than December 8, 2011.

82

Scheduled Termination Date:
[*] (or if such date is not an Exchange Business Day, the next following Exchange Business Day), subject to Wells Fargo’s right to accelerate the Termination Date to any date on or after the First Acceleration Date.

First Acceleration Date:	[*]

Initial Shares:	2,774,475

Prepayment Amount:	USD 300,000,000

Minimum Shares:	As set forth in the Trade Notification, to be a number of shares equal to (a) the Prepayment Amount divided by (b) 110.0% of the Hedge Period Reference Price.

Maximum Shares:	As set forth in the Trade Notification, to be a number of shares equal to (a) the Prepayment Amount divided by (b) 97.5% of the Hedge Period Reference Price.

Forward Price Adjustment
Amount:	[*].

3. Counterparty represents and warrants to Wells Fargo that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date other than through Wells Fargo.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Supplemental Confirmation enclosed for that purpose and returning it to us to Wells Fargo’s Structured Derivatives Documentation Unit, Facsimile No. (212) 214-5913.

Yours sincerely,

WELLS FARGO SECURITIES, LLC,                                                                                                 WELLS FARGO BANK, NATIONAL ASSOCIATION
acting solely in its capacity as Agent                                                                                                   By: Wells Fargo Securities, LLC,
of Wells Fargo Bank, National Association                                                                                         acting solely in its capacity as its Agent

By: /s/ Cathleen Burke                                                                           By: /s/ Cathleen Burke
Name:  Cathleen Burke                                                                                                           Name:  Cathleen Burke
Title:  Managing Director                                                                                                      Title:  Managing Director

Confirmed as of the date first above written:

DOLLAR TREE, INC.

By:      /s/ Kevin S. Wampler
Name:  Kevin S. Wampler
Title:  Chief Financial Officer

 83